JOHN HANCOCK BOND TRUST	JOHN HANCOCK INVESTMENT TRUST
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND	JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK CAPITAL SERIES	JOHN HANCOCK INVESTMENT TRUST III
JOHN HANCOCK COLLATERAL TRUST	JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK CURRENT INTEREST	JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK EXCHANGE-TRADED FUND TRUST	JOHN HANCOCK STRATEGIC SERIES
JOHN HANCOCK FUNDS II	JOHN HANCOCK VARIABLE INSURANCE TRUST
JOHN HANCOCK FUNDS III

Supplement dated June 21, 2018 to the current Statement of Additional Information, as may be supplemented (the “SAI”)

Effective June 19, 2018, the Board of Trustees of each registered investment company listed above (each a “Trust”) appointed Marianne Harrison, President and CEO of John Hancock, to serve as a Non- Independent Trustee.

Accordingly, the following modifies the disclosure under “Those Responsible for Management.”

The table below presents certain information regarding Ms. Harrison, including her principal occupations, which, unless specific dates are shown, are of at least five years’ duration. In addition, the table includes information concerning other directorships held by Ms. Harrison in other registered investment companies or publicly traded companies:

Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Marianne Harrison [2] (1963)	Trustee (since 2018)

President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013 – 2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Coummunitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary’s General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012 – 2013).

Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

216
[1]	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until her successor is duly elected and qualified or until she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

[2]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

[3]	“John Hancock retail funds” is composed of John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds. The information for the John Hancock retail funds category relates to service as a Trustee of any of these funds for the stated period.

The disclosure under “Additional Information about the Trustees” is supplemented as follows:

In addition to the description of Ms. Harrison’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about Ms. Harrison’s specific experience, qualifications, attributes or skills with respect to each Trust. The information in this section should not be understood to mean that the Trustee is an expert within the meaning of the federal securities laws:

Marianne Harrison — Through her position as President and CEO, John Hancock, and previous experience as President and CEO, Manulife Canadian Division, President and General Manager for John Hancock Long-Term Care Insurance, and Executive Vice President and Controller for Manulife, Ms. Harrison has experience as a strategic business builder expanding product offerings and distribution, enabling her to provide management input to the Board.

The next-to-last sentence of the third paragraph under “Duties of Trustees; Committee Structure” is amended and restated as follows:

In addition, the Board believes that Ms. Harrison and Messrs. Arnott, Boyle, and Thomson, as current or former senior executives of the Advisor and the Distributor (or of their parent company, MFC), and of other affiliates of the Advisor and the Distributor, provide the Board with the perspective of the Advisor and the Distributor in managing and sponsoring all of the Trust’s series.

You should read this Supplement in conjunction with the SAI and retain it for future reference.